UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January  31, 2008

VEECO INSTRUMENTS INC.

(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	0-16244 (Commission File Number)	11-2989601 (IRS Employer Identification No.)

100 Sunnyside Boulevard, Suite B, Woodbury, New York 11797 (Address of principal executive offices, including zip code)

(516) 677-0200 (Registrant’s telephone number, including area code)

Not applicable (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 8 - Other Events

Item 8.01  Other Events.

On January 24, 2008, the U.S. District Court for the Southern District of New York (the “Court”) gave preliminary approval of a Stipulation and Agreement of Settlement of the consolidated shareholder derivative action captioned Edward J. Huneke, et al. v. Edward H. Braun, et al. Case No. 05 MD 1695 (the “Action”).  The settlement is between the plaintiffs in the Action, individual defendants, including certain current and former members of the Board of Directors of Veeco Instruments Inc. (“Veeco”), and nominal defendant Veeco.  In settlement of the action, Veeco agreed to pay legal fees and expenses of $515,000 and to adopt certain changes to its Corporate Governance Guidelines.  Veeco expects that insurance proceeds will cover the settlement amount and any significant remaining legal expenses related to the settlement.  The settlement is subject to final approval by the Court and will dismiss all pending claims against Veeco and the other defendants with no admission or finding of wrongdoing by Veeco or any of the other defendants, and Veeco and the other defendants will receive a full release of all claims pending in the Action.

The terms of the settlement are described in a notice (the “Notice”) that was approved by the Court on January 24, 2008.  A copy of the Notice is attached as Exhibit 99.1 hereto and is incorporated herein by reference.

To the extent that this report discusses expectations about Veeco’s future financial performance, the settlement of the Action or otherwise makes statements about the future, such statements are forward-looking and are subject to a number of risks, uncertainties and other factors that could cause actual results to differ materially from the statements made.  These factors include the risk that the court may not give final approval of the settlement and the other factors discussed in the Business Description and Management’s Discussion and Analysis sections of Veeco’s Annual Report on Form 10-K for the year ended December 31, 2006, subsequent Quarterly Reports on Form 10-Q and current reports on Form 8-K.  Veeco does not undertake any obligation to update any forward-looking statements to reflect future events or circumstances after the date of such statements.

The information in this report, including the exhibit, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section, nor shall it be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Section 9 - Financial Statements and Exhibits

Item 9.01   Financial Statements and Exhibits.

(c)           Exhibits.

Exhibit	Description

99.1

Notice to Current Shareholders of Veeco Instruments Inc. Regarding Proposed Settlement of Derivative Action, Application By Plaintiffs for Award of Attorneys’ Fees, Costs and Expenses and Hearing Thereon.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VEECO INSTRUMENTS INC.

January 31, 2008	By:	/s/ Gregory A. Robbins

Gregory A. Robbins
Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit	Description

99.1

Notice to Current Shareholders of Veeco Instruments Inc. Regarding Proposed Settlement of Derivative Action, Application By Plaintiffs for Award of Attorneys’ Fees, Costs and Expenses and Hearing Thereon.